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                                                                   Exhibit 10(b)

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "First Amendment") is made and entered into as of this 31st day of December, 1998 by and among RARE HOSPITALITY INTERNATIONAL, INC., a corporation organized under the laws of Georgia (the "Borrower"), , the Lenders who are or may become a party to the Credit Agreement referred to below, FIRST UNION NATIONAL, as Administrative Agent for the Lenders (the "Administrative Agent) and BANKBOSTON, N.A. and FLEET NATIONAL BANK, as Co-Agents (collectively, the "Co-Agents").

                              Statement of Purpose

         The Lenders agreed to extend certain extensions of credit to the Borrower pursuant to the Amended and Restated Credit Agreement dated as of August 26, 1998 by and among the Borrower, the Lenders, the Administrative Agent and the Co-Agents (as amended or supplemented from time to time, the "Credit Agreement").

         The parties now desire to amend the Credit Agreement in certain respects on the terms and conditions set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Effect of Amendment. Except as expressly amended hereby, the Credit Agreement and Loan Documents shall be and remain in full force and effect

         2. Capitalized Terms. All capitalized undefined terms used in this First Amendment shall have the meanings assigned thereto in the Credit Agreement.

         3. Modification of Credit Agreement. The Credit Agreement is hereby amended as follows:

         (a) The definition of "Fixed Charges" set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following definition shall be substituted in lieu thereof:

                  "'Fixed Charges' means, with respect to the Borrower and its Subsidiaries as of the last day of any fiscal quarter, the sum of the following: (a) Interest Expense calculated for the period of four (4) consecutive fiscal quarters ending on such date, plus (b) Rental Expense calculated for the period of four (4) consecutive fiscal quarters ending on such date plus (c) scheduled principal payments with regard to Funded Debt which are due and payable during the period of four (4) consecutive fiscal quarters following such date, all determined on a Consolidated basis in accordance with GAAP."


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         (b)      Section 9.3 of the Credit Agreement is hereby deleted in its entirety and the following Section 9.3 shall be substituted in lieu thereof:

         "SECTION 3.3 Fixed Charges Coverage Ratio. As of the end of any fiscal quarter, permit the ratio of (a) Adjusted EBITDA plus Rental Expense for the period of four (4) consecutive fiscal quarters ending on such date to (b) Fixed Charges as of such date, to be less than the following ratios during the following time periods:

                              Period                                       Ratio
                              ------                                       -----
                  From the Closing Date through
                  and including 9/30/01                                2.00 to 1.00

                  From 10/1/01 and thereafter                          1.10 to 1.00"


         4. Representations and Warranties/No Default. By its execution hereof, the Borrower hereby certifies that (giving effect to this First Amendment) each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects as of the date hereof as if fully set forth herein, except to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date), and that as of the date hereof no Default or Event of Default has occurred and is continuing.

         5. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this First Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

         6. Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

         7. Counterparts. This First Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.



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         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date and year first above written.


[CORPORATE SEAL]                    RARE HOSPITALITY INTERNATIONAL, INC.


                                    By:  /s/ W. Douglas Benn
                                       -----------------------------------------
                                       Name:  W. DOUGLAS BENN
                                            ------------------------------------
                                       Title:  Executive VP Finance & CFO
                                             -----------------------------------


                                    FIRST UNION NATIONAL BANK,
                                    as Administrative Agent, Lender,
                                    Swingline Lender and Issuing Lender


                                    By:  /s/ Rick Price
                                       -----------------------------------------
                                       Name:  RICK PRICE
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------


                                    BANKBOSTON, N.A., as Co-Agent and as Lender


                                    By:  /s/ Tomas F. Farley, Jr.
                                       -----------------------------------------
                                       Name: THOMAS F. FARLEY, JR.
                                            ------------------------------------
                                       Title:  Managing Director
                                             -----------------------------------


                                    FLEET NATIONAL BANK, as Co-Agent and as
                                    Lender


                                    By:  /s/ Oliver Bennett
                                       -----------------------------------------
                                       Name:  OLIVER BENNETT
                                            ------------------------------------
                                       Title:  Senior Vice President
                                             -----------------------------------


                                    SOUTHTRUST BANK, N.A., as Lender


                                    By:  /s/ Jon R. Hauseman
                                       -----------------------------------------
                                       Name:  JON R.HAUSEMAN
                                            ------------------------------------
                                       Title:  Group Vice President
                                             -----------------------------------


                                    THE FUJI BANK, LIMITED, as Lender


                                    By:
                                       -----------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                    AMSOUTH BANK, as Lender


                                    By:  /s/ Mary Anne Rabuin
                                       -----------------------------------------
                                       Name:  MARY ANNE RABUIN
                                            ------------------------------------
                                       Title:  VICE PRESIDENT
                                             -----------------------------------


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